Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is entered into on [●], 2021, by and among FlexEnergy Green Solutions, Inc., a Delaware corporation (the “Company”), FlexEnergy Power Solutions, LLC, a Delaware limited liability company (“FPS”), RNS Flex, LLC, a Delaware limited liability company (“RNS”) and TRF Platform Holdings, LLC, a Delaware limited liability company (“TRF”). FPS, TRF and RNS are referred to collectively as “Investors” and each, individually, as an “Investor.”

RECITALS

WHEREAS, the Company and FPS are parties to a Contribution Agreement, dated as of date hereof (the “Contribution Agreement”), pursuant to which FPS is contributing to the Company all of its equity interests in FlexEnergy, Inc., a Delaware corporation, and FlexEnergy Leasing Power & Service LLC, a Delaware limited liability company, in exchange for the issuance of [●] shares (the “Shares”) of Common Stock of the Company;

WHEREAS, the Investors are parties to one or more SAFE (Simple Agreement for Future Equity) instruments (“SAFE Documentation”), dated as of August 16, 2021, pursuant to which Investors have provided FPS with an aggregate of up to $3,000,000 in funding, in exchange for which FPS has agreed to transfer to Investors an aggregate of up to [●] of the Shares if the Company completes an IPO (as defined below) on the terms set forth in the SAFE Documentation; and

WHEREAS, in connection with the consummation of the transactions contemplated by the Contribution Agreement and the SAFE Documentation, and pursuant to the terms of the Contribution Agreement and the SAFE Documentation, the parties desire to enter into this Agreement in order to grant certain registration rights to Investors as set forth below.

NOW, THEREFORE, in consideration of the foregoing and the mutual and dependent covenants hereinafter set forth, the parties agree as follows:

1.                  Defined Terms. As used in this Agreement, the following terms have the following meanings:

“Affiliate” of a Person means any other Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, that Person. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

“Agreement” has the meaning set forth in the preamble.

“Board” means the board of directors (or any successor governing body) of the Company.

“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company and any other shares of stock issued or issuable with respect thereto (whether by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other corporate reorganization or other similar event with respect to the Common Stock).

“Company” has the meaning set forth in the preamble and includes the Company’s successors by merger, acquisition, reorganization or otherwise.

“Contribution Agreement” has the meaning set forth in the recitals.

“Controlling Person” has the meaning set forth in Section 5(g).

“Demand Registration” has the meaning set forth in Section 2(a).

“DTCDRS” has the meaning set forth in Section 5(r).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Governmental Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Initial Registrable Securities” has the meaning set forth in Section 5(d).

“Initial Registration Statement” has the meaning set forth in Section 5d).

“Inspectors” has the meaning set forth in Section 5(h).

“Investors” has the meaning set forth in the preamble.

“IPO” means an initial underwritten offering of the Common Stock pursuant to an effective Registration Statement filed under the Securities Act (other than a registration or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto).

“New Registration Statement” has the meaning set forth in Section 5(d).

“Person” means an individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association or other entity.

“Piggyback Registration” has the meaning set forth in Section 3(a).

“Piggyback Registration Statement” has the meaning set forth in Section 3(a).

“Piggyback Shelf Registration Statement” has the meaning set forth in Section 3(a).

“Piggyback Shelf Takedown” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus or prospectuses included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rule 430A under the Securities Act or any successor rule thereto), as amended or supplemented by any prospectus supplement, including any Shelf Supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in the prospectus or prospectuses.

“Records” has the meaning set forth in Section 5(h).

“Registrable Securities” means (a) the Shares, and (b) any shares of Common Stock issued or issuable with respect to the Shares by way of a stock dividend or stock split or in exchange for or upon conversion of such shares or otherwise in connection with a combination of shares, distribution, recapitalization, merger, consolidation, other reorganization or other similar event with respect to the Common Stock (it being understood that, for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities whenever that Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not the acquisition has actually been effected). As to any particular Registrable Securities, those securities shall cease to be Registrable Securities when (i) the Commission has declared a Registration Statement covering the securities effective and the securities have been disposed of pursuant to the effective Registration Statement, (ii) the securities are sold under circumstances in which all of the applicable conditions of Rule 144 under the Securities Act are met, (iii) the securities become eligible for sale pursuant to Rule 144 without volume or manner-of-sale restrictions and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144(c)(1) or iii) the securities have ceased to be outstanding.

“Registration Date” means the date on which the Company becomes subject to Section 13(a) or Section 15(d) of the Exchange Act.

“Registration Statement” means any registration statement of the Company, including the Prospectus, amendments and supplements (including Shelf Supplements) to the registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in the registration statement.

“Rule 144” means Rule 144 under the Securities Act or any successor rule thereto.

“SAFE Documentation” has the meaning set forth in the Recitals.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities, and fees and disbursements of counsel for any holder of Registrable Securities, except for the reasonable fees and disbursements of counsel for the holders of Registrable Securities required to be paid by the Company pursuant to Section 6.

“Shares” means the shares of Common Stock issued or issuable to FPS pursuant to the Contribution Agreement, including the shares of Common Stock transferable by FPS to RNS and TRF pursuant to the SAFE Documentation.

“Shelf Registration” has the meaning set forth in Section 2(b).

“Shelf Registration Statement” has the meaning set forth in Section 2(b).

“Shelf Supplement” has the meaning set forth in Section 2(c).

“Shelf Takedown” has the meaning set forth in Section 2(c).

“Shelf Takedown Notice” has the meaning set forth in Section 2(c).

“Short-Form Registration” has the meaning set forth in Section 2(a).

2.                  Demand Registration.

(a)               After an IPO, the Company shall use reasonable efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto. Once the Company has qualified for the use of a Registration Statement on Form S-3 or any successor form thereto, each Investor shall have the right to request an unlimited number of registrations under the Securities Act of all or any portion of the Registrable Securities pursuant to a Registration Statement on Form S-3 or any similar short-form Registration Statement (each, a “Short-Form Registration” and, collectively with each Shelf Registration (as defined below), a “Demand Registration”). Each request for a Short-Form Registration shall specify the number of Registrable Securities requested to be included in the Short-Form Registration. The Company shall prepare and file with (or confidentially submit to) the Commission a Registration Statement on Form S-3 or any successor form thereto covering all of the Registrable Securities that Investors have requested to be included in the Short-Form Registration within 30 days after the date on which the initial request is given and shall use reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

(b)               Once the Company has qualified for the use of a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”), each Investor shall have the right to request registration under the Securities Act of all or any portion of that Investor’s Registrable Securities for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration”). Each request for a Shelf Registration shall specify the number of Registrable Securities requested to be included in the Shelf Registration. The Company shall prepare and file with (or confidentially submit to) the Commission a Shelf Registration Statement covering all of the Registrable Securities that an Investor has requested to be included in the Shelf Registration within 30 days after the date on which the initial request is given and shall use reasonable efforts to cause the Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter.

(c)               The Company may postpone for up to 90 days the filing or effectiveness of a Registration Statement for a Demand Registration or a supplement for the purpose of effecting an offering pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Takedown”) if the Board determines in its reasonable good faith judgment that the Demand Registration or Shelf Takedown would (i) materially interfere with a significant acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that if Investors are entitled to withdraw the request and, if the request for a Demand Registration is withdrawn, the Demand Registration shall not count as one of the permitted Demand Registrations hereunder and the Company shall pay all registration expenses in connection with the registration. The Company may delay a Demand Registration or Shelf Takedown hereunder only once in any period of 12 consecutive months.

(d)               If the Investor who requested the Demand Registration or Shelf Takedown elects to distribute the Registrable Securities covered by its request in an underwritten offering, it shall so advise the Company as a part of its request made pursuant to Section 2(a), Section 2(b) or Section 2(c). The electing Investor shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with the offering; provided, that the selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed.

(e)               The Company shall not include in any Demand Registration or Shelf Takedown any securities that are not Registrable Securities without the prior written consent of the holders of a majority of the Registrable Securities initially requesting the Demand Registration or Shelf Takedown, which consent shall not be unreasonably withheld or delayed. If a Demand Registration or Shelf Takedown involves an underwritten offering and the managing underwriter of the requested Demand Registration or Shelf Takedown advises the Company and Investors in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration or Shelf Takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in the underwritten offering, exceeds the number of shares of Common Stock that can be sold in the underwritten offering and/or the number of shares of Common Stock proposed to be included in the Demand Registration or Shelf Takedown would adversely affect the price per share of the Common Stock proposed to be sold in the underwritten offering, the Company shall include in the Demand Registration or Shelf Takedown (i) first, the shares of Common Stock that Investors propose to sell (pro rata in accordance with the number of shares of Common Stock proposed to be sold by each), and (ii) second, the shares of Common Stock proposed to be included therein by any other Persons (including shares of Common Stock to be sold for the account of the Company and/or other holders of Common Stock) allocated among those Persons in any manner they agree. If the managing underwriter determines that less than all of the Registrable Securities proposed to be sold can be included in the offering, then the Registrable Securities that are included in the offering shall be allocated pro rata among the respective holders (other than Investors) on the basis of the number of Registrable Securities owned by each such holder.

3.                  Piggyback Registration.

(a)               Whenever the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than a registration (i) pursuant to a Registration Statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), or (iii) in connection with any dividend or distribution reinvestment or similar plan), whether for its own account or for the account of one or more stockholders of the Company and the form of Registration Statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than 30 days prior to the filing of the Registration Statement) to the Investors of its intention to effect the registration and, subject to Section 3(b) and Section 3(c), shall include in the registration all Registrable Securities with respect to which the Company has received written requests for inclusion from Investors within 15 days after the Company’s notice has been given to the Investors. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2. If any Piggyback Registration Statement pursuant to which holders of Registrable Securities have registered the offer and sale of Registrable Securities is a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), Investors shall have the right, but not the obligation, to be notified of and to participate in any offering under the Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(b)               If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company and Investors (if an Investor has elected to include Registrable Securities in the Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in the underwritten offering, exceeds the number of shares of Common Stock that can be sold in the offering and/or that the number of shares of Common Stock proposed to be included in the registration or takedown would adversely affect the price per share of the Common Stock to be sold in the offering, the Company shall include in the registration or takedown (i) first, the shares of Common Stock that the Company proposes to sell; (ii) second, the shares of Common Stock requested to be included therein by Investors allocated pro rata among Investors on the basis of the number of Registrable Securities owned by each Investor or in such manner as they may otherwise agree; and (iii) third, the shares of Common Stock requested to be included therein by holders of Common Stock other than Investors, allocated among those holders in any manner they agree.

(c)                If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of a holder of Common Stock other than Investors, and the managing underwriter advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the registration or takedown, including all Registrable Securities and all other shares of Common Stock proposed to be included in the underwritten offering, exceeds the number of shares of Common Stock that can be sold in the offering and/or that the number of shares of Common Stock proposed to be included in the registration or takedown would adversely affect the price per share of the Common Stock to be sold in the offering, the Company shall include in the registration or takedown (i) first, the shares of Common Stock requested to be included therein by the holder(s) requesting the registration or takedown and by the holders of Registrable Securities, allocated pro rata among those holders on the basis of the number of shares of Common Stock other than the Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, owned by all of those holders or in any manner they otherwise agree; and (ii) second, the shares of Common Stock requested to be included therein by other holders of Common Stock, allocated among those holders in any manner they agree.

(d)               If any Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with the offering.

4.                  Lock-up Agreement. Upon the request of the managing underwriter in any offering subject to this Agreement, Investors shall not, without the prior written consent of the managing underwriter, during the period commencing on the effective date of the registration and ending on the date specified by the managing underwriter (not to exceed 180 days in the case of an IPO or 90 days in the case of any registration under the Securities Act other than an IPO), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock held immediately before the effectiveness of the Registration Statement for the offering, or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the securities, whether the transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The foregoing provisions of this Section 4 shall not apply to sales of Registrable Securities to be included in the offering pursuant to Section 2(a), Section 2(b) Section 2(c) or Section 3(a), and shall be applicable to Investors only if all officers and directors of the Company are subject to the same restrictions. Investors shall execute and deliver any other agreements reasonably requested by the Company or the managing underwriter that are consistent with the foregoing or which are necessary to give further effect thereto. Notwithstanding anything to the contrary contained in this Section 4, Investors shall be released from any lock-up agreement entered into pursuant to this Section 4 if and to the extent that the managing underwriter or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer or director.

5.                  Registration Procedures. If and whenever an Investor requests that the offer and sale of any Registrable Securities be registered under the Securities Act or any Registrable Securities be distributed in a Shelf Takedown pursuant to the provisions of this Agreement, the Company shall use reasonable efforts to effect the registration of the offer and sale of Registrable Securities under the Securities Act in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as soon as reasonably practicable and as applicable:

(a)                subject to Section 2(a) and Section 2(b), prepare and file with the Commission a Registration Statement covering the Registrable Securities and use reasonable efforts to cause the Registration Statement to be declared effective;

(b)               in the case of a Short-Form Registration, prepare and file with the Commission any amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection therewith necessary to keep the Registration Statement effective for a period of not less than 120 days, or if earlier, until all of the Registrable Securities have been disposed of and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities in accordance with the intended methods of disposition set forth in the Registration Statement;

(c)               in the case of a Shelf Registration, prepare and file with the Commission any amendments, post-effective amendments and supplements, including Shelf Supplements, to the Registration Statement and the Prospectus used in connection therewith necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities subject thereto for a period ending on the earlier of (i) three months after the effective date of the Registration Statement and (ii) the date on which all the Registrable Securities subject thereto have been sold pursuant to the Registration Statement;

(d)                If (i) the Company has filed a Registration Statement (the “Initial Registration Statement”) with the Commission that covers Registrable Securities (the “Initial Registrable Securities”), (ii) pursuant to Rule 415(a)(5) under the Securities Act or any successor rule thereto, the Initial Registration Statement may no longer be used for offers and sales of any of the Initial Registrable Securities, and (iii) any of the Initial Registrable Securities are Registrable Securities at the time that (ii) above occurs, the Company shall prepare and file with the Commission within the time limits required by Rule 415 under the Securities Act or any successor rule thereto a new Registration Statement covering any Initial Registrable Securities that have not ceased to be Registrable Securities for an offering to be made on a delayed on continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “New Registration Statement”) and shall use reasonable efforts to cause the New Registration Statement to be declared effective by the Commission as soon as practicable thereafter; provided, that, if at the time it is required to file a New Registration Statement with the Commission pursuant to this Section 5(d) the Company is not qualified to use a Registration Statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto, the Company shall not be required to file a New Registration Statement with the Commission;

(e)               within a reasonable time before filing the Registration Statement, Prospectus or amendments or supplements thereto with the Commission, furnish to one counsel selected by Investors copies of the documents proposed to be filed, which documents shall be subject to the review, comment and approval of that counsel;

(f)               notify Investors, promptly after the Company receives notice thereof, of the time when the Registration Statement has been declared effective or a supplement, including a Shelf Supplement, to any Prospectus forming a part of the Registration Statement has been filed with the Commission;

(g)               furnish to Investors a number of copies of the Prospectus included in the Registration Statement (including each preliminary Prospectus) and any supplement thereto, including a Shelf Supplement (in each case including all exhibits and documents incorporated by reference therein) and any other documents Investors reasonably request in order to facilitate the disposition of the Registrable Securities owned by Investors;

(h)               use reasonable efforts to register or qualify the Registrable Securities under any other securities or “blue sky” laws of any jurisdictions an Investor reasonably requests and do any and all other acts and things that are reasonably necessary or advisable to enable Investors to consummate the disposition in those jurisdictions of the Registrable Securities owned by Investors; provided, that the Company shall not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required to do so but for this Section 5(f);

(i)                 notify Investors, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event that would cause the Prospectus included in the Registration Statement to contain an untrue statement of a material fact or omit any fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, and, at the request of Investors, the Company shall prepare a supplement or amendment to the Prospectus so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)                make available for inspection by Investors, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by any Investor or any underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the “Records”), and cause the Company’s officers, directors and employees to supply all information reasonably requested by any Inspector in connection with the Registration Statement;

(k)               provide a transfer agent and registrar (which may be the same entity) for all Registrable Securities not later than the effective date of registration;

(l)                use reasonable efforts to cause the Registrable Securities to be listed on each securities exchange on which the Common Stock is then listed or, if the Common Stock is not then listed, on a national securities exchange selected by Investors;

(m)              in connection with an underwritten offering, enter into customary agreements (including underwriting and lock-up agreements in customary form) and take other customary actions reasonably requested by Investors or the managing underwriter of the offering in order to expedite or facilitate the disposition of the Registrable Securities (including, without limitation, making appropriate officers of the Company available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Securities));

(n)              otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission and make available to its stockholders an earnings statement (in a form that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act or any successor rule thereto) no later than 30 days after the end of the 12-month period beginning with the first day of the Company’s first full fiscal quarter after the effective date of the Registration Statement, which earnings statement shall cover the 12-month period, and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act or any successor rule thereto; and

(o)              furnish to Investors and each underwriter, if any, with (i) a written legal opinion of the Company’s outside counsel, dated the closing date of the offering, in form and substance as is customarily given in opinions of the Company’s counsel to underwriters in underwritten registered offerings; and (ii) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the applicable Registration Statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort” letter signed by the Company’s independent certified public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(p)              without limiting Section 5(f), use reasonable efforts to cause the Registrable Securities to be registered with or approved by any other governmental agencies or authorities necessary by virtue of the business and operations of the Company to enable Investors to consummate the disposition of the Registrable Securities in accordance with its intended method of distribution thereof;

(q)              notify Investors promptly of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information;

(r)               advise Investors, promptly after it receives notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if a stop order is issued;

(s)               permit Investors, if in its sole and exclusive judgment, an Investor might be deemed to be an underwriter or a “controlling person” (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) (a “Controlling Person”) of the Company, to participate in the preparation of the Registration Statement and to require the insertion therein of language, furnished to the Company in writing, which in the reasonable judgment of Investors and their counsel should be included;

(t)               cooperate with Investors to facilitate the timely preparation and delivery of certificates representing the Registrable Securities to be sold pursuant to the Registration Statement or Rule 144 free of any restrictive legends and representing any number of shares of Common Stock and registered in any names Investors reasonably request a reasonable period of time prior to sales of Registrable Securities pursuant to the Registration Statement or Rule 144; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System (the “DTCDRS”);

(u)              not later than the effective date of the Registration Statement, provide a CUSIP number for all Registrable Securities and provide the applicable transfer agent with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company; provided, that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of the DTCDRS;

(v)              take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, that, to the extent that any prohibition is applicable to the Company, the Company will take all reasonable action to make the prohibition inapplicable; and

(w)              otherwise use reasonable efforts to take all other steps necessary to effect the registration of the Registrable Securities contemplated hereby.

6.             Expenses. All expenses (other than Selling Expenses) incurred by the Company in complying with its obligations pursuant to this Agreement and in connection with the registration and disposition of Registrable Securities shall be paid by the Company, including, without limitation, all (i) registration and filing fees (including, without limitation, any fees relating to filings required to be made with, or the listing of any Registrable Securities on, any securities exchange or over-the-counter trading market on which the Registrable Securities are listed or quoted); (ii) underwriting expenses (other than fees, commissions or discounts); (iii) expenses of any audits incident to or required by the registration; (iv) fees and expenses of complying with securities and “blue sky” laws (including, without limitation, fees and disbursements of counsel for the Company in connection with “blue sky” qualifications or exemptions of the Registrable Securities); (v) printing expenses; (vi) messenger, telephone and delivery expenses; (vii) fees and expenses of the Company’s counsel and accountants; (viii) Financial Industry Regulatory Authority, Inc. filing fees (if any); and (ix) reasonable fees and expenses of one counsel for the Investors. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audits. All Selling Expenses relating to the offer and sale of Registrable Securities registered under the Securities Act pursuant to this Agreement shall be borne and paid by the Investors pro rata on the basis of the number of Registrable Securities registered on their behalf.

7.             Indemnification.

(a)              The Company shall indemnify and hold harmless, to the fullest extent permitted by law, Investors, Investors’ officers, directors, managers, members, partners, stockholders and Affiliates, each underwriter, broker or any other Person acting on behalf of an Investor and each other Controlling Person, if any, who controls any of the foregoing Persons, against all losses, claims, actions, damages, liabilities and expenses, joint or several, to which any of the foregoing Persons may become subject under the Securities Act or otherwise, insofar as losses, claims, actions, damages, liabilities or expenses arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading; and shall reimburse those Persons for any legal or other expenses reasonably incurred by any of them in connection with investigating or defending any loss, claim, action, damage or liability, except insofar as the same are caused by or contained in any information furnished in writing to the Company by each Investor expressly for use therein or by that Investor’s failure to deliver a copy of the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendments or supplements thereto (if the same was required by applicable law to be so delivered) after the Company has furnished that Investor with a sufficient number of copies of the same prior to any written confirmation of the sale of Registrable Securities. This indemnity shall be in addition to any liability the Company may otherwise have. The indemnification provided for under this Section 7(a) shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or Controlling Person of the indemnified party and shall survive the transfer of the Registrable Securities by Investors pursuant to Section 15.

(b)              In connection with any registration in which an Investor is participating, each participating Investor shall furnish to the Company in writing any information the Company reasonably requests for use in connection with the Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify and hold harmless, the Company, each director of the Company, each officer of the Company who signs the Registration Statement, each underwriter, broker or other Person acting on behalf of the holders of Registrable Securities and each Controlling Person who controls any of the foregoing Persons against any losses, claims, actions, damages, liabilities or expenses resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus, preliminary Prospectus, free writing prospectus (as defined in Rule 405 under the Securities Act or any successor rule thereto) or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, preliminary Prospectus or free writing prospectus, in light of the circumstances under which they were made) not misleading, but only to the extent that the untrue statement or omission is contained in any information so furnished in writing by Investors; provided, that the obligation to indemnify shall be several, not joint and several, for each Investor and shall not exceed an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by that Investor from the sale of Registrable Securities pursuant to the Registration Statement. This indemnity shall be in addition to any liability the selling Investor may otherwise have.

(c)               Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in this Section 7, the indemnified party shall, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of the action. The failure of any indemnified party to notify an indemnifying party of the action shall not (unless the failure has a material adverse effect on the indemnifying party) relieve the indemnifying party from any liability in respect of that action that it may have to the indemnified party hereunder. If case an action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense of the claims in the action that are subject or potentially subject to indemnification hereunder, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to the indemnified party, and after written notice from the indemnifying party to the indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, that, if (i) any indemnified party reasonably concludes that there may be one or more legal or equitable defenses available to the indemnified party that are additional to or conflict with those available to the indemnifying party, or that the claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity provided hereunder, or (ii) the action seeks an injunction or equitable relief against any indemnified party or involves actual or alleged criminal activity, the indemnifying party shall not have the right to assume the defense of the action on behalf of the indemnified party without the indemnified party’s prior written consent (but, without the consent, shall have the right to participate therein with counsel of its choice) and the indemnifying party shall reimburse the indemnified party and any Controlling Person of the indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party that is reasonably related to the matters covered by the indemnity provided hereunder. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other of the indemnified parties with respect to the claim. In that instance, the conflicting indemnified parties shall have a right to retain one separate counsel, chosen by the indemnified parties, at the expense of the indemnifying party.

(d)              If the indemnification provided for hereunder is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or action referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party hereunder, shall contribute to the amounts paid or payable by the indemnified party as a result of the loss, claim, damage, liability or action in a proportion appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in the loss, claim, damage, liability or action as well as any other relevant equitable considerations; provided, that the maximum amount of liability in respect of the contribution shall be limited, in the case of each holder of Registrable Securities, to an amount equal to the net proceeds (after underwriting fees, commissions or discounts) actually received by such the seller from the sale of Registrable Securities effected pursuant to the registration. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, whether the violation of the Securities Act or any other similar federal or state securities laws or rule or regulation promulgated thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any applicable registration, qualification or compliance was perpetrated by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the statement or omission. The parties acknowledge that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method or allocation that does not take account of the equitable considerations referred to herein. No Person guilty or liable of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any Person who was not guilty of fraudulent misrepresentation.

8.             Participation in Underwritten Registrations. No Person may participate in any registration hereunder that is underwritten unless that Person (a) agrees to sell that Person’s securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve the arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of the underwriting arrangements; provided, that no Investor shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding that Investor, that Investor’s ownership of its shares of Common Stock to be sold in the offering and that Investor’s intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7.

9.             Rule 144 Compliance. With a view to making available to Investors the benefits of Rule 144 and any other rule or regulation of the Commission that may at any time permit a holder to sell securities of the Company to the public without registration, the Company shall:

(a)               make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the Registration Date;

(b)              use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act, at any time after the Registration Date; and

(c)               furnish to each Investor so long as that Investor owns Registrable Securities, promptly upon request, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed or furnished by the Company as that Investor reasonably requests in connection with the sale of Registrable Securities without registration.

10.           Preservation of Rights. The Company shall not (a) grant any registration rights to third parties that are more favorable than or inconsistent with the rights granted hereunder, or (b) enter into any agreement, take any action, or permit any change to occur, with respect to its securities that violates or subordinates the rights expressly granted to Investors in this Agreement.

11.           Termination. This Agreement shall terminate and be of no further force or effect when there are no longer any Registrable Securities outstanding; provided, that the provisions of Section 6 and Section 7 shall survive any such termination.

12.           Notices. All notices, requests, consents, claims, demands, waivers and other communications hereunder shall be in writing and shall be deemed to have been given (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the third day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid. Communications must be sent to the respective parties at the addresses indicated below (or at any other address for a party specified in a notice given in accordance with this Section 12).

If to the Company:	112 Corporate Drive
Portsmouth, NH 03801
E-mail: wes.kimmel@flexenergy.com
Attention: Chief Financial Officer

with a copy to:	Fennemore Craig
2394 E. Camelback Road, Suite 600
Phoenix, AZ 85016
E-mail: acain@fennemorelaw.com
Attention: Aaron Cain

If to FPS:

E-mail:
Attention:

If to RNS:	309 Agate Street
Laguna Beach, CA 92651
E-mail: thomasdenison@gmail.com
Attention: Thomas R. Denison

If to TRF:

E-mail: patrick@amberjackcapital.com
Attention: Patrick Connelly

13.           Entire Agreement. This Agreement, together with the Contribution Agreement, the SAFE Documentation and any related exhibits and schedules thereto, constitutes the sole and entire agreement of the parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to the subject matter. Notwithstanding the foregoing, in the event of any conflict between the terms and provisions of this Agreement and those of the Contribution Agreement and the SAFE Documentation, the terms and conditions of this Agreement shall control.

14.           Successor and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and permitted assigns. The Company may assign this Agreement at any time in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or similar transaction, without the consent of Investor; provided, that the successor or acquiring Person agrees in writing to assume all of the Company’s rights and obligations under this Agreement. An Investor may assign its rights hereunder to any purchaser or transferee of Registrable Securities; provided, that the purchaser or transferee shall, as a condition to the effectiveness of the assignment, be required to execute a counterpart to this Agreement agreeing to be treated as an Investor whereupon the purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement as if the purchaser or transferee was originally included in the definition of Investors herein and had originally been a party hereto.

15.           No Third-Party Beneficiaries. This Agreement is for the sole benefit of the parties and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Agreement; provided, however, the parties hereby acknowledge that the Persons set forth in Section 7 are express third-party beneficiaries of the obligations of the parties set forth in Section 7.

16.           Headings. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

17.           Amendment, Modification and Waiver. The provisions of this Agreement may only be amended, modified, supplemented or waived with the prior written consent of the Company and Investors holding at least a majority of the Registrable Securities then outstanding; provided that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. No waiver by any party or parties shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by the written waiver, whether of a similar or different character, and whether occurring before or after that waiver. Except as otherwise set forth in this Agreement, no failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

18.           Severability. If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, the invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon a determination that any term or other provision is invalid, illegal or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

19.           Remedies. Investors, in addition to being entitled to exercise all rights granted by law, including recovery of damages, shall be entitled to specific performance of their rights under this Agreement. The Company acknowledges that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and the Company shall waive the defense in any action for specific performance that a remedy at law would be adequate.

20.           Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction). Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in the federal courts of the United States or the courts of the State of Delaware in each case located in the city of Wilmington and County of New Castle, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by mail to the party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

21.           Waiver of Jury Trial. Each party acknowledges that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues and, therefore, each party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Agreement or the transactions contemplated hereby. Each party certifies and acknowledges that (a) no representative of the other party has represented, expressly or otherwise, that the other party would not seek to enforce the foregoing waiver in the event of a legal action, (b) the party has considered the implications of this waiver, (c) the party makes this waiver voluntarily, and (d) the party has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 21.

22.           Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

23.           Further Assurances. Each party shall, and shall cause its Affiliates to, execute and deliver any additional documents, instruments, conveyances and assurances and take any further actions reasonably required to carry out the provisions hereof and to give effect to the transactions contemplated hereby.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

FLEXENERGY GREEN SOLUTIONS, INC.

By:
Name:
Title:

FLEXENERGY POWER SOLUTIONS, LLC

By:
Name:
Title:

RNS FLEX, LLC

By:
Name:
Title:

TRF PLATFORM HOLDINGS, LLC

By:
Name:
Title: